UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Infinity Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-17204	20-3126427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11900 College Blvd., Suite 310, Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 948-9512

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
—	—	—

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 OTHER EVENTS

Infinity Energy Resources, Inc. (the “Company”) will be further delayed in the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Report”) due to the circumstances related to COVID-19, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 4, 2020 and as revised on March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) regarding exemptions granted to certain public companies (the “Order”). COVID-19 has caused severe disruptions in Company operations including limited access to and support from its staff and professional advisors. This has, in turn, delayed the Company’s ability to complete and prepare the Report. Notwithstanding the foregoing, the Company expects to file the Report no later than June 29, 2020 (which is 45 days from the Report’s filing deadline of May 15, 2020). In light of the current COVID-19 pandemic, the Company will be including the following Disclosures in its Report:

COVID – 19 Pandemic

The unaudited condensed financial statements contained in this Report as well as the description of our business contained herein, unless otherwise indicated, principally reflect the status of our business and the results of our operations as of March 31, 2020. Since that date, economies throughout the world continue to be severely disrupted by the effects of the quarantines, business closures and the reluctance of individuals to leave their homes as a result of the outbreak of the coronavirus (COVID-19) and this has limited access to our management, support staff and professional advisors. In particular, the oil and gas market has been severely impacted by the negative effects of the coronavirus because of the substantial and abrupt decrease in the demand for oil and gas globally. In addition, the capital markets have been disrupted and our efforts to raise necessary capital have been and will continue to be adversely impacted by the outbreak of the virus and we cannot forecast with any certainty when the disruptions caused by it will cease to impact our business and the results of our operations. In reading this quarterly report on Form 10-Q, including our discussion of our ability to continue as a going concern set forth herein, in each case, consider the additional and significant uncertainties caused by the outbreak of COVID-19. These factors may not only impact our operations, financial condition and our ability to raise capital to support our operations but our overall ability to react timely to mitigate the impact of this event. Furthermore, it may hamper our efforts to comply with our filing obligations with the Securities and Exchange Commission.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020

Infinity Energy Resources, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer